Exhibit 10.27



                [ Letterhead of the Israel Land Administration ]

#                                                  File No.:     20652045A
#                                                  Account No.:  352374102

LONG TERM LEASE CONTRACT

(low-rise building, industry, commerce or tourism)

#       Capitalized

Entered into and signed in _______________     on the 27th of June, 1995
                                               on the ____ of __________, ______

                                     Between

# The Israel Land Administration, which manages the lands of the State of Israel, the Development Authority and the Jewish National Fund (to be referred to hereinafter as the "Lessor"), whose address for the purpose of this contract is: Government Campus, Upper Nazareth, zip code 17105, P.O.B. 580 of the first part;

                                       And

#       On Track Innovations Ltd.                  I.D./Company No. 511456253

# (hereinafter: the "Lessee"), whose address for the purpose of this contract is: P.O.B. 32, Rosh Pina, of the second part;

                                    Preamble

constituting an integral part of the terms and conditions of the lease attached hereto, and which only together constitute the lease contract.

#Whereas the State of Israel / the Development Authority owns the land specified in this preamble below (hereinafter: the "Lot"); and

Whereas a building or buildings (hereinafter: the "Buildings") which were erected prior to the effective date of this lease contract, are constructed on the Lot; and

Whereas insofar as the Buildings have not been constructed to the stage allowing the occupation thereof and/or full use thereof for the purpose of the lease, the Lessee declares that it undertakes to complete the construction of the Buildings so as to render them fit for such intended use, no later than one year after the Administration's signing of this contract, and that it is aware that this undertaking constitutes a fundamental condition of this contract; and
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                                       2

Whereas the Lessor has agreed to lease the Lot to the Lessee, including all that is constructed thereon and permanently fixed thereto (hereinafter: the "Fixtures") (the Lot and Fixtures shall be referred to hereinafter as the "Leased Premises"), with the condition-precedent that the Lessee's undertakings - either under a development contract with the Lessor or under another agreement with the Lessor - shall have been fulfilled in full in the period preceding the effective date of this lease contract; and

Whereas the parties agree that for the sake of convenience only, the Lessee shall sign a copy of this lease contract without such signature binding the Lessor, pending the Lessee's fulfillment of the aforementioned undertakings in full. The parties hereby explicitly agree that the lease contract shall become effective only after the Lessor shall also sign the same, and only if the Lessee shall have fulfilled its foregoing undertakings to the Lessor. So long as the Lessor shall not have signed the lease contract, the terms hereof shall not be binding upon the parties, and the Lessee's signature alone on the lease contract shall confer thereon no right hereunder. The date on which the Lessor shall sign the lease contract shall be deemed as the date of signing hereof; and

Whereas upon commencement of the lease period, the Administration surrendered the possession of the Leased Premises to the Lessee or to the persons who had lease rights in the Leased Premises before the Lessee, and insofar as the Leased Premises are occupied, the Lessor is subject to no obligation to vacate them and/or to bear the costs of such vacation; and

Whereas the Lessee hereby declares that it is subject to no limitation with respect to its entering into this contract with the Lessor pursuant to the provisions of Section 19(a)(3) hereof, and that it is aware that the Lessor is prepared to enter into this lease contract therewith only upon this fundamental condition precedent; and

#Whereas pursuant to the provisions of the treaty between the State of Israel and the Jewish National Fund (hereinafter: the "Fund"), published in Official Gazette No. 1456 of Sivan 11, 5728, p. 1597, the management of land owned by the Fund, including the leasing thereof and the granting or denial of consent for the transfer of the lease rights therein, shall be performed by the Lessor subject to the Fund's memorandum and articles of incorporation, and the Lessee hereby declares that it is aware that if the Lot, in whole or in part, is owned by the Fund, or will be owned by the Fund, it shall be subject to the provisions of the said treaty, and that the Lessor is prepared to enter into this lease contract therewith only upon this fundamental condition precedent; and

Whereas if the purpose of the lease is industry, crafts or tourism then, in addition to the following terms and conditions of the lease, the lease under this contract shall also be subject to the following terms in this preamble:

                  (a) if the purpose of the lease is industry or crafts, and the Lessee shall ask the Lessor for its consent to change the type of industry or crafts set forth in the Purpose of the Lease, the Lessor shall be entitled to condition its consent therefor, inter alia, on a change in the duration of the term of the lease in accordance with the Lessor's decisions as being from time to time, and on the receipt of a recommendation from the Ministry of Industry and Trade for the requested change in the type of industry or craft and for the duration of the term of the lease recommended thereby for such purpose.

                  (b) if the purpose of the lease is industry, crafts or tourism, then, in addition and subject to all the other terms and conditions in the followings Sections 9 and 14, the Lessee shall be required to attach to its request to make any of the changes set forth in
                           Section 9 or to transfer rights under this contract as set forth in Section 14, as the case may be, a suitable and valid recommendation from the Ministry of Industry and Trade or the Ministry of Tourism, as the case may be. The Lessor shall not consent to any such request by the Lessee unless the Lessee shall produce such valid recommendation.

                  (c) The "Ministry of Industry and Trade", the "Ministry of Tourism" - including any other governmental ministry responsible for matters of the type of the Purpose of the Lease; and all in accordance with the decisions of the Israel Land Council or the decisions of the Lessor, and as required from time to time as the case may be. And;

Whereas the terms used in this contract shall be interpreted in accordance with the following recitals, unless the context of the contract prescribes otherwise:

"Lot": the lot described in the plan attached hereto as an integral part of this contract, the details of which are as follows:

#        Location: Rosh Pina Area: approximately 2,377 m2

# Registered block: 13953 Parcels: 63 (in part), 64 (in part), 65 (in part), 66 (in part), 68 (in part), 73 (in part)

#        Lot(s) No. 17/2 pursuant to Detailed Zoning Plan No. 2297

# "Term of the Lease": 49 years, from the Date of Approval of the Transaction, i.e., from November 17, 1992 until November 16, 2041.

         "Date of Approval of the Transaction": the date on which the transaction contemplated in this contract is approved by the Lessor's management.

#        "Purpose of the Lease": electronics plant.

# "Construction Capacity": ___ % per floor, on __ floors, totaling ___%, constituting ___ rooms/units and amounting to 1,188.0 constructed m2.

        "Rent":

         # Annual rent for the entire Term of the Lease, to be paid to the Lessor in advance, such rent being capitalized according to the Lessor's custom (hereinafter: "Capitalized Rent").

         # The capitalized usage fee deposited with the Lessor prior to the signing of this lease contract, if any, shall be deemed as payment of the Capitalized Rent.

         # "Basic Value of the Lot": NIS 6,983.78 (six thousand nine hundred eighty three NIS + 78 Ag.) as of the foregoing Date of Approval of the Transaction.

                  "Basic Index": the latest consumer price index known on the foregoing Date of Approval of the Transaction.

         #        "Designation": industrial zone. And;

         Whereas if the Lessee comprises more than one person or corporation, the undertakings of the persons or corporations constituting the Lessee shall be joint and several, whereas their rights under this contract shall be joint only; and

         Whereas in addition to the following terms and conditions of the lease contract, the following special conditions shall apply:

         Therefore, this lease contract has been entered into and signed in accordance with the provisions of this preamble and of the following terms and conditions of the lease:

Parties' signature     The Administration                    The Lessee
in initials:     [Stamp of the Administration and      [ Signature and stamp of
               stamp and signature of Maisbuz Sarah,  On Track Innovations Ltd.]
                    Deputy District Transaction
                  Commissioner, Northern District ]

                [ Letterhead of the Israel Land Administration ]

                          Terms and Conditions of Lease

1.      The preamble and documents attached to the contract
        The preamble and the documents attached to this contract constitute an integral part hereof.

2.      Undertaking to lease
        The Lessor hereby undertakes to lease the Leased Premises to the Lessee and the Lessee hereby undertakes to lease the Leased Premises from the Lessor. The parties have agreed that pending registration of the lease in the Land Registration Bureau, the Lessor has granted the Lessee a right to use the Leased Premises, and all of the provisions of this contract with respect to the lease and the terms and conditions thereof shall apply, mutatis mutandis, to the said right of use, and a usage fee shall be paid at the rate of the Rent set forth hereunder.

3.      The Term of the Lease
        The Term of the Lease is as set out in the preamble to the contract.

4.      Purpose and designation of the lease
        The Leased Premises are leased to the Lessee only for the purpose and designation set out in the preamble to the contract, and the Lessee may not use the Leased Premises or any part thereof for any other purpose or designation without the Lessor's prior, written and explicit consent.

5.      Construction Percentage
        The permissible Construction Percentage under this contract is as set out in the preamble to the contract.

6.      Receipt of possession of the Leased Premises
        The Lessee confirms that it has received possession of the Leased Premises on the date and under the terms and conditions set out for this purpose in the preamble to the contract.

7.      Rent
        The Lessee undertakes to pay the Lessor Rent in accordance with the provisions specified for this matter in the permeable to the contract.

8.      New assessment
        (a) Subject to the provisions of the following subsection (b), the Lessor shall be entitled to charge the annual Rent based on a new assessment of the Lot by the Governmental Assessor, without taking into account any rise in the value of the Lot as a result of the development thereof by the Lessee or at its expense, in each of the following cases:

Initials: R.G., O.B.
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                [ Letterhead of the Israel Land Administration ]

               (1) When the Lessee shall request the Lessor's consent to transfer its rights under this contract, as set forth in
                      Section 14 hereunder.

               (2) If the Lessor shall agree to the Lessee's request to make any of the changes set forth in Section 9 hereunder.

        (b) In the event that the Lessee shall have paid Capitalized Rent as defined in the preamble to this contract, prior to the date of rendering of the Lessor's consent to any of the requests mentioned in subsection (a) above, the annual Rent shall not be raised as set out in this section.

        (c) In any case in which the Lessor shall raise the annual Rent as set out above, it shall notify the Lessee thereof by registered mail. The Lessee shall be entitled to appeal from such notice by the Lessor within 30 days thereafter before the Governmental Assessor, whose decision shall be final.

        (d) The annual Rent, increased on the basis of the new assessment, shall be paid by the Lessee to the Lessor from the date of the Lessor's said consent, within 15 days from the date of the Lessor's notice. The said increased annual Rent shall be subject to the provisions set out in the preamble to the contract with respect to annual Rent, mutatis mutandis.

9. Change of designation, change of Construction Percentage, additional construction, parceling
         (a) The Lessee undertakes to request the Lessor's prior written approval for the performance of any of the following changes:

               (1) Any change of designation or realization of a change of designation of the Lot - from the designation defined in the preamble to another designation.

               (2) Any increase in the Construction Percentage fixed in the preamble or any additional construction beyond such Construction Percentage fixed in the preamble, including any additional construction on the Lot or any change in the Buildings or additions erected thereon or in the additional buildings or any addition thereto.

               (3) Any parceling of the Lot into several lots, in a manner rendering each one an independent lot capable of being used individually.
                      The Lessee shall attach to its request plans and documents relating to the change requested thereby.

        (b) The Lessee shall not make the change requested thereby prior to receiving the Lessor's advance written consent thereto, and shall not apply for the competent authorities' approval of the change prior to receiving the Lessor's consent thereto. In the event that the Lessor's consent shall have been given, the Lessee shall not make the change without the approval of the competent planning authorities.

Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ]

        (c) The Lessor shall be entitled to deny its consent to the change requested by the Lessee, or to condition its consent upon the payment of money due to the change in the value of the Lot as a result of the performance of the said change, as the Governmental Assessor shall determine, or according to the Lessor's custom at the time being, and upon such other customary conditions of the Lessor.

10.     Registration of the lease

       (a) The registration of the right of lease in the Lessee's name in accordance with the terms and conditions of this contract, and all acts required therefor, shall be performed by the Lessee and at its expense. If need be, the Lessor shall sign the documents required in order to register the right of lease as aforesaid, provided that the Lessee shall have fulfilled the terms hereof and subject thereto.

       (b) The Lessee shall prepare, inter alia, the documents and maps required for such registration, including for the purpose of registering and/or renewing the registration of the Lot, division, separation, surveying costs and parceling maps, as well as the files at the Land Registration Bureau, and shall bear all payments and costs related to such registration, including fees and stamp duty, without exception.

       (c) The Lessee undertakes to prepare and complete all the acts required for the registration of the Leased Premises as a condominium (or condominiums) according to the Land Act, 5729-1969, insofar as such acts shall not have been completed prior to the signing of this contract, and to this end to perform any act required therefor, including the preparation of drafts, registration orders, bylaws, etc., as needed. The Administration shall be entitled to notify the Lessee, in advance and in writing, that the Administration intends to perform the said acts, in whole or in part, by itself and at the Lessee's expense, and the Lessee undertakes to pay the Administration any expense incurred by the Administration in the performance of the said acts, according to a statement to be submitted thereto, within 30 days from the date of submittal of the statement.

       (d) The Lessee undertakes to provide the Lessor with confirmations for the payment of all taxes, municipal taxes, levies, fees and mandatory payments payable for the Leased Premises, and any document required for the purpose of registering the lease as aforesaid.

Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ]

        (e) In the event that the Lessee, despite the aforesaid and despite the Lessor's demand, shall fail the register the lease, the Lessor may perform all the registration acts listed above at the Lessee's expense, and the Lessee undertakes to pay the Lessor all such expenses according to a statement to be submitted thereto, within 30 days from the date of demand.

11.    Change of boundaries of the Lot and final determination of area
       (a) The Lessee declares that it is aware that the area and boundaries of the Lot are not final and that changes may occur therein as a result of planning changes pursuant to the Building and Planning Act, 5725-1965, land settlement registration, etc.

       (b) The Lessee declares that it is aware that a survey for purposes of registration may reveal that the area of the Lot is smaller or larger than the area used to determine the Basic Value of the Lot.

       (c) In the event that the area of the Lot shall be increased or decreased and/or the boundaries thereof changed as a result of changes as set out in subsection (a) above, and should it transpire that the area of the Lot is smaller or larger than the area used to determine the Basic Value of the Lot, as set out in subsection (b) above, the Lessee undertakes:

               (1) To agree to any change in the boundaries and/or area of the Lot, resulting from the changes mentioned in subsection (a) above;

               (2) To agree to any determination with respect to the area of the Lot, as determined pursuant to a survey for purposes of registration as mentioned in subsection (b) above;

               (3) To deem the Lot - with its new boundaries and area - as the object of the lease, and to take possession thereof.

       (d) If the value of the Lot shall change due to changes as set out in subsections (a) and/or (b) above, the Rent shall be amended based on the final area according to the assessment of the Governmental Assessor as of the date of determination of the Basic Value of the Lot, and both parties undertake to pay the other party only the differences resulting from such amendment, in addition to differences of indexation from the date of determination of the Basic Value of the Lot until the actual payment of such differences.

12.     Use of the Leased Premises and the Lessee's responsibility
        The Lessee undertakes to maintain the Leased Premises in a good and proper condition as an owner who cares for his property, and to perform, at its expense, any and all repairs required in order to preserve it in such condition.

Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ]

        Throughout the Term of the Lease, the Lessee alone shall be responsible for the compliance with the provisions of any and all laws pertaining to the occupation and use of the Leased Premises and to construction on the Lot, and for fulfilling any obligation under any and all laws, presently or in the future to be imposed on the Lessor with respect to the Leased Premises - and all at its expense, without any right to demand any reimbursement from the Lessor. The Lessee alone shall be liable to the Lessor and to any third party for any damage caused to the body or property of any person (including the Lessee), and for damages imposed due to or as a result of acts and/or omissions performed at the Leased Premises or in connection with the occupation and use thereof, and the Lessor shall have no liability in connection therewith.

13.     Taxes and mandatory payments
        From the beginning of the Term of the Lease or the date of receipt of possession of the Leased Premises - whichever is the earlier - the Lessee alone shall bear all taxes, municipal taxes, loans and various mandatory payments, both municipal and governmental - including betterment levy - imposed on owners and/or occupants in connection with the Leased Premises, and all fees and development expenses of any kind, presently or in the future to be imposed with respect to the Leased Premises - including the costs for the connection of electricity, water and sewage fees, water supply arrangements, sewage installation, conduits, paving of roads and sidewalks, sanitary facilities and operations, etc.

        The Lessee undertakes to lawfully pay value added tax on each and every payment imposed on the Lessee under this contract, in accordance with the rate of value added tax on the date of payment thereof.

14.     Transfer of rights

        (a)    Transfer of rights subject to consent
               The Lessee may not transfer rights under this contract without the Lessor's prior written consent. In this section - "transfer of rights" - any of the following, either for or without consideration, in whole or in part, and in any form:

              (1) Any award, transfer, endorsement or waiver of rights under this contract;

              (2) Any long term sublease of the Leased Premises or long term leasing of the lease at any level, any sublease of the Leased Premises or lease of the long or short term lease at any level - and all for such period of time lawfully requiring the registration of the lease in a register maintained by law, including a lease protected under the Tenants Protection Act [Consolidated Version] 5732-1972, or any act replacing it (hereinafter: "Sublease");

Initials: R.G., O.B.
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                [ Letterhead of the Israel Land Administration ]

              (3) Any surrender of possession or use of the Leased Premises for the period of time set out in paragraph (2) above (hereinafter:"Surrender of Possession");

              (4) With respect to a Lessee which is an association - any act in the Lessee's association resulting in the transfer or allotment of at least 10% of the par value of the Lessee's paid up capital stock or issued capital stock - whichever is lower - (hereinafter: "Capital Rights"), or 10% of the Lessee's voting power (hereinafter: "Voting Rights"), or 10% of the right to appoint the Lessee's directors (hereinafter: "Appointment Rights"). Acts in the Lessee's association, in each of which less than 10% of the foregoing rights are transferred, that are performed within a period of two years, shall be deemed, for purposes of this section, as having been performed at once on the date of the last act in the association. In this Section 14 -

                        "Association" - as defined from time to time in
                                        the Land Appreciation Tax Act, 5723-1963
                                        (hereinafter: "L.A.T. Act"), including a non-registered corporation and a non-registered partnership.

                        "Act in an
                        association"  - as defined from time to time in the
                                        L.A.T. Act, including an act in an
                                        association holding rights in the
                                        Lessee's association, and including any
                                        change in a registered or non-registered partnership, resulting from the joining or a person thereto or the retirement of a person therefrom, or any change in an association whose capital is in a form other than stock, resulting from such joining or retirement, and including any change in the proportionate share of a partner in the capital of such partnership or association.


                        "Right in an
                        association"  - as defined from time to time in the
                                        L.A.T. Act.

                        "Holder",
                        "Holding"     - as "Holding" is defined from time to
                                        time in the Securities Act, 5728-1968;
                                        the terms used in the definition of
                                        "Holding" in the said act shall be
                                        interpreted as they are defined from
                                        time to time in the said act.
Initials: R.G., O.B.
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                [ Letterhead of the Israel Land Administration ]

               (5) Any pledge and/or encumbrance of the Leased Premises and/or rights under this contract. The Lessor shall not consent to any such pledge or encumbrance, unless the Lessee and the mortgagee or pledgee shall undertake thereto, prior to the granting of consent, that in any event of foreclosure of the pledge, mortgage or encumbrance or as a result of the execution of a judgment or another document exercisable as a judgment or as a result of a sale by the Execution Office or by another authority pursuant to the law - the Lessor shall be paid the consent fee due under this contract; provided, however, that the Lessor's consent to the actual pledge or encumbrance shall not be conditioned upon any payment.

                      Any transfer of rights as aforesaid without the Lessor's consent or without payment of the said consent fee shall be deemed as a fundamental breach of this contract, and the Lessor shall be entitled to revoke the contract due to such breach.

               (6) Any other act, not mentioned above, by which rights under this contract are in fact transferred, either for or without consideration, in whole or in part, and in any form.

        (b)    Conditions to consent
               (1) The Lessor may condition its consent to the transfer of rights under this contract upon the following conditions, in addition to all other conditions upon which the Lessor may condition such consent - under this contract, the decisions of the Israel Land Council or any and all laws:

                      (a) The Lessee shall have fulfilled all of the terms and conditions of this lease contract.

                      (b) The Lessee and the transferee shall sign such documents and shall produce all such documents as the Lessor shall demand in connection with the transfer, and shall fulfill any condition set forth in this contract with respect to the rendering of the consent, including the transferee's undertaking to fulfill all the terms and conditions stipulated herein.

               (2) In the event that the Lessee shall have enjoyed any exemption or discount, either partial or full, from the payment of Rent, or if the Lessee shall have paid a reduced Rent, and each or any of the aforesaid shall have been conditioned upon certain conditions fixed for this purpose, then the Lessor's consent to the transfer of the rights shall be conditioned upon the fulfillment of the terms fixed for such exemption, discount or reduced payment and upon the fulfillment of anything entailed thereby.

Initials: R.G., O.B.
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                [ Letterhead of the Israel Land Administration ]

               (3) The Lessor's consent to any Sublease or Surrender of Possession - if any shall be given - shall neither release the Lessee nor exempt it from any obligation imposed thereon under this contract, and the Lessee and such recipient of rights shall be jointly and severally liable for the fulfillment of all of the Lessee's obligations under this contract.

               (4) The Lessor shall be entitled to require the Lessee and the proposed recipient of the rights (hereinafter:
                      "Recipient"), to provide details and declarations with respect to each of the following:

                        (a) The nature of the transferred rights and the date on which the Lessee and the Recipient wish to execute such transfer of rights;

                        (b)     The Recipient's name, address and I.D. number;

                        (c)     In the event that the Recipient is a corporation
                                -
                                (1) Its name, address, number at the Registrar
                                    of Companies, the names of the stockholders and the share in the capital stock and voting and appointment powers held by each one of them, and the directors' names.

                                (2) Details as set out in paragraph (b) above
                                    with respect to each stockholder and
                                    director of the corporation.

                                (3) If a stockholder or a director of the
                                    Recipient corporation is a corporation - details with respect to this corporation as set out in this paragraph (c) above and details with respect to each stockholder and director of this corporation, as set out in paragraph (b) above.

                        (d) The amount which the Recipient shall pay the Lessee for the rights.

                      The Lessor may demand further information and documents with respect to the Recipient from the Lessee and the Recipient.

        (c)    Denial of consent in certain cases
               The Lessor may deny altogether its consent to a transfer of rights to a foreign citizen, as defined in Section 19(a)(3) hereunder, or to anyone not meeting a fundamental condition precedent set out in the preamble to this contract.

Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ]

        (d)    Consent fee
               Without derogating from all other provisions of this Section 14, and subject to the provisions of the following subsection (e), the Lessor may condition its consent to the transfer of rights upon the payment of a consent fee. Pending any decision otherwise by the Israel Land Council, the following provisions shall apply in this matter:

               (1)    In the cases specified in subsections (a)(1), (a)(5) and
                      (a)(6) above, the consent fee shall be one third of the difference between the value of the lot at the time of rendering of the Lessor's consent to the transfer of the rights and the value thereof when the Lessee shall have acquired the right of lease, at the condition thereof at the time of receipt of the Lot, without taking into account any expenses and development work performed with respect thereto, according to the estimate of the Governmental Assessor (hereinafter: "Consent Fee"), after deduction of a proportionate share of the value of the Lot as set out in the preamble hereto;

               (2) In the cases specified in subsection (a)(4) above, the Consent Fee shall be calculated as set out in paragraph
                      (1) above, and the amount to be paid shall be determined in accordance with the ratio of the transferred Capital Rights and/or Voting Rights and/or Appointment Rights to the total rights of such class in the Lessee's association; provided, however, that in the case of transfer of control, the Consent Fee shall be paid in full;

                      In this paragraph, "control": the direct or indirect holding by a person or an association of 50% or more of the par value of the Lessee's paid-up capital stock or issued capital stock - whichever is lower - or one half or more of the Lessee's voting power, or the right to appoint one half or more of the Lessee's directors.

               (3) In the cases specified in subsections (a)(2) and (a)(3) above, the rate of the Consent Fee shall be as the Lessor shall determine from time to time for such cases.

        (e)    Transfer of rights without a Consent Fee
               The Lessor shall not condition its consent to the transfer of rights upon a monetary payment if the Lessee shall have paid the Lessor, prior to the date of rendering of the consent, Capitalized Rent as defined in the preamble, and all other payments owed to the Lessor under this contract and any law, and shall have paid all taxes, municipal taxes, levies and other payments owed thereby under this contract and any and all laws for the period prior to the date of rendering of consent.

Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ]

        (f) Acquisition of rights by the Lessor In the event that the Lessee shall wish to transfer rights as defined in subsections (a)(1),
                (a)(5) or (a)(6) above, the Lessor shall be entitled, but not obliged, within thirty days from the date of receipt of the details set out in subsection (b)(4) above - and if the Lessor shall have demanded additional information and documents as set out above, within thirty days from the date of the demand - to send the Lessee notice by registered post whereby it intends to reclaim the possession of and full rights to the Leased Premises, and agrees to pay the Lessee the amount offered thereto by the Recipient. In the event that the Lessor shall have given such notice - the Lessee shall not be allowed to transfer its rights to the Leased Premises, but to the Lessor. The Lessor shall not exercise its right to repossess any Leased Premises as set out in this subsection above in cases where the Recipient is a spouse, offspring, parent, sibling or heir of the Lessee. The Lessor may register a note at the Land Registration Bureau with respect to its said right.

        (g)     Fundamental breach

                The breach of any of the provisions of this Section 14 shall be deemed as a fundamental breach of this contract, and the Lessor shall be entitled to revoke the contract due to such breach.

15. Natural resources, archeological finds, materials and trees The Lessee hereby declares that it is aware that all natural resources such as: oil, gas, water springs, coal and metal deposits, marble, stone, sand and limestone quarries, and any other minerals as well as archeological finds and sites, materials and trees found in the ground of the Leased Premises are the property of the Lessor and/or the State, are not included in the Leased Premises and the terms of the lease under this contract do not apply thereto. The Lessee shall enable the Lessor to extract or otherwise utilize the said natural resources, archeological finds, materials and trees in accordance with the relevant laws and this contract. The Lessee shall not excavate the Lot over and above the degree necessary for the achievement of the Purpose of the Lease. The Lessee may not sell materials or trees removed thereby from the Lot, since they are the property of the Lessor and/or the State, without the written consent of the Lessor, who may condition such consent upon payment for the materials or trees.

16.     Observance of the Sabbath and Jewish holidays
        The Lessee and any assignee thereof shall refrain from performing any construction work and labor at the Leased Premises on the Sabbath and on Jewish holidays.

        In this section -

Initials: R.G., O.B.
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                [ Letterhead of the Israel Land Administration ]

        "Labor" - the management of a business and any manual labor customarily performed by the Lessee or by others for consideration and in public.

        "Construction"    - any construction-related work, which is performed by
                          the Lessee or by others for consideration and in public.

        The prohibition in this section shall not apply if the Lessee shall have received permission from a competent authority under any law to perform construction work and labor, and so long as such permission is in effect.

17.     Transfer of contractual rights by the Lessor
        The Lessor shall be entitled to transfer the rights thereof under this contract, without the Lessee's consent thereto, and in the case of such transfer, the Lessee undertakes to fulfill all of its undertakings under the contract to the transferee.

18.     Right of entry to the Leased Premises
        In addition to the provisions of any law, the Lessor or any person acting on its behalf or pursuant to its permission, shall be entitled to enter the Leased Premises at any reasonable time in order to inspect the use made of the Leased Premises pursuant to the provisions of this contract, and in order to install water pipes, conduits, sewage and gas pipes, electricity or telephone poles, and to lead electricity or telephone lines through, in or above the Leased Premises and/or for other purposes, etc.
        The Lessee shall allow the Lessor, and any person acting on its behalf or pursuant to its permission, to enter the Leased Premises in order to perform the said inspections and works. The Lessor undertakes to compensate the Lessee for any damage caused to the Lessee due to the performance of such inspections and works.

19.     Remedies for breach of contract
        Without derogating from any other remedy pursuant to any and all laws or this contract, due to breach of contract, the parties hereby agree that each of the defaults specified in subsection (a) hereunder shall be deemed a fundamental breach of the contract, for which the Lessor shall be entitled to revoke the contract by dispatching notice to such effect by a registered letter:

        (a)     (1)     The breach of any of the provisions of Sections 9 and 14

                (2) The Lessee, without the Lessor's prior written consent, shall change or bring about a change in the Purpose of the Lease or the designation thereof, or shall make any use of the Leased Premises inconsistent therewith.

Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ]

                (3) The Lessee or whomever the Lessee is acting for is a foreign citizen. In this paragraph, "foreign citizen" - anyone who is not one of the following:

                      (a)    An Israeli citizen;
                      (b) A new immigrant under the Law of Return, 5710-1950, who has not given a declaration pursuant to Section 2 of the Citizenship Act, 5712-1952;

                      (c) A person entitled to a new immigrant visa or a new immigrant certificate under the Law of Return, 5710-1950, who has received, in lieu thereof, a visa and license for temporary residence as a potential new immigrant pursuant to the Entry to Israel Act, 5712-1952;

                      (d) A corporation controlled by an individual who fulfills the criteria listed in paragraphs (a)-(c) above, or by more than one such individual.

                      In this paragraph, "control" shall mean the direct or indirect holding by one person or corporation or by more than one person or corporation of 50% or more of the par value of the corporation's issued capital stock or one half or more of the corporation's voting power, or the right to directly or indirectly appoint one half or more of the corporation's directors.

                      Paragraph (3) above shall not apply if the Lessee shall have received approval therefor, in advance and in writing, from the Chairman of the Israel Land Council.

                (4) The breach of any of the fundamental conditions precedent set out in the preamble to this contract.

        (b) Upon revocation of the contract by the Lessor, the Lessee shall be obligated to:

                (1)     Immediately vacate the Leased Premises;

                (2) Surrender the same to the Lessor immediately, the Leased Premises being vacant of any person and object and free of any encumbrance, attachment or any third party right.

                (3) Immediately take all measures necessary in order to cancel the registration of the lease performed pursuant to Section 10, including payment of all fees, taxes and other expenses entailed thereby without exception, and to sign an irrevocable notarized power of attorney in the Lessor's name in order to ensure the fulfillment of this undertaking, either upon the signing of this contract or at any other time, at the Lessor's choice and upon its first demand.

                        In the event that the Lessee shall have failed to discharge its obligations under this paragraph, the Lessor shall be entitled to perform all such acts alone, at the Lessee's expense, and to collect any expenses paid thereby from the Lessee, in addition to interest and indexation as set out in Section 22 hereunder, from the date of expenditure until the date of actual payment.

Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ]

               (4) Without derogating from the provisions of Section 20 hereunder, pay the Lessor any damages and losses caused or to be caused thereto due to the breach and revocation of the contract (including damages and losses due to the lease of the property to another).



           (c) (1) In the event of revocation of the contract by the Lessor, except for cases of revocation due to the default set out in paragraph (a)(3) above, and after the Lessee shall have fulfilled its obligations as set out in subsection (b) above, the Lessor shall offer the Leased Premises in a tender and shall pay the Lessee the proportionate share of the Lessee's rights to the Lot and for the Fixtures as the Governmental Assessor shall determine (hereinafter:
                      "Refund"); provided, however, that if amounts lower than the Refund shall have been received in the tender, the Lessor shall pay the Lessee only the amounts received in the tender.

               (2) In the event that the Lessor shall not have offered the Leased Premises in a tender as aforesaid within 3 months from the date on which the Lessee shall have fulfilled its obligations under subsection (b) above, it shall pay the Refund to the Lessee at the end of such 3 month period.

               (3) Payment of the Refund shall be made after deduction of any and all amounts due to the Lessor from the Lessee under this contract, and after deduction of an amount equal to the Consent Fee which the Lessee would have owed the Lessor under Section 14, if the Lessee's rights shall have been transferred to another with the Lessor's consent.

               (4) In the event that the Leased Premises shall have been offered in a tender, and no offers conforming to the terms and conditions of the tender shall have been received, the Lessor shall offer the Leased Premises in a repeat tender within 4 months from the date for receipt of offers under the previous tender; this procedure shall be repeated periodically until offers conforming to the terms of the tender shall be received.

           (d) Without derogating from the aforesaid, if the Lessee shall have breached any provision of Section 9 above, the Lessor shall be entitled to take any of the following measures, at the sole discretion thereof:

               (1) Cause the cancellation of the change made by the Lessee without the Lessor's consent and/or demolish anything built on the Lot without the Lessor's consent, immediately after the Lessor shall learn of the breach, and without requiring the Lessee's consent thereto. The Lessor shall not be required to remove the debris from the Leased Premises.

               (2) Charge the Lessee with payment of the Lessor's customary usage fee and/or full payment for the change in the value of the Lot as a result of the performance of any changes made by the Lessee, as determined by the Governmental Assessor.
Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ]

        (e) The foregoing provisions of subsections (b) and (c) of this section shall apply, mutatis mutandis, also upon termination of the contract upon expiration of the Term of the Lease or upon expiration of the Additional Term of Lease, as the case may be, if the Term of the Lease or the Additional Term of Lease are not extended.

20.     Liquidated damages

        (a) In the event of revocation of the contract, the Lessor shall be entitled to deduct liquidated damages from the amounts owed thereby to the Lessee due to the revocation, at the rate of 15% of the Basic Value of the Lot, as defined in the preamble, in addition to differences of indexation between the Basic Index and the latest consumer price index to be known on the date of deduction (hereinafter: "Liquidated Damages").

        (b) The provisions of subsection (a) notwithstanding, in the event of revocation of the contact due to the breach set out in Section 19(a)(3), the Lessor shall forfeit any and all amounts paid by the Lessee defined in Section 19(a)(3), and the provisions of subsection 19(c) above shall not apply thereto - and all as Liquidated Damages for such a case.
               Such a Lessee shall be entitled - upon the condition precedent that it shall have fulfilled all the provisions of Subsection 19(b) above - to apply to a committee to be appointed for this matter by the Israel Land Council, which shall be entitled, if convinced that such Lessee had acted in good faith, to reduce the amounts forfeited to the amount of Liquidated Damages pursuant to subsection (a) above only and/or determine which amounts shall be returned to such Lessee pursuant to subsection 19(c) above. The decision of the committee shall be final. The provisions of this subsection shall apply notwithstanding the promulgation of any other provisions on this matter in any law.

        (c) In the event that the Liquidated Damages shall exceed the amount owed by the Lessor to the Lessee pursuant to subsections (a) or
               (b) above, the Lessee shall pay the balance to the Lessor shortly after revocation of the contract.

21.     Extension of the lease

        (a) Subject to the provisions of subsections (b)-(d) hereunder, the Lessee shall be entitled to extend the lease for an additional term of forty nine (49) years, provided that it shall notify the Lessor of its wish to extend the same within the last 12 months prior to expiration of the Term of the Lease; the terms and conditions of the lease during the Additional Term of Lease shall be as customary at that time with respect to land of the type of the Leased Premises leased by the Lessor in the area of the Leased Premises, and for the purpose of such lease, and taking into account that the Lessee had paid for the

Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ] construction of the Buildings.

        (b) The Term of the Lease shall be extended for one Additional Term of Lease only, and the Lessor shall not be obligated to further extend the Additional Term of Lease, and if this lease contract is for an Additional Term of Lease - the Lessor shall not be obligated to further extend the Term of the Lease under this contract.

        (c) In the event that the designation of the land on which the Leased Premises are constructed shall have changed during the Term of the Lease, the Lessor shall not be obligated to extend the Term of the Lease.

        (d) The extension of the Term of the Lease shall be made upon fulfillment of all of the following conditions:
                (1) The Lessee shall have fulfilled all of the terms of this lease contract.
                (2) The Lessee shall sign a new lease contract, incorporating the terms of the extended lease as aforesaid, no later than the end of the Term of the Lease.

        22.     General terms and conditions

                (a) Neither the Tenants Protection Act [Consolidated Version],
                    5732-1972, nor any other law replacing or supplementing the same shall apply to this contract, and it is hereby declared that the Lessee has paid the Lessor no key money for this contract, in any form or manner, and that the payments under this contract and the Lessee's investments in the Lot shall not be deemed as the payment of key money.

                (b) No waiver, discount, acceptance of any payment, inaction, tardiness or rendering of an extension on the part of either party shall be deemed as a waiver of the rights of such party, nor shall it operate to bar any complaint, unless such party shall have waived its rights expressly and in writing.

                (c) No modification, amendment, addendum, deletion, waiver or extension of, to and in the terms of the contract (hereinafter: "Modifications"), nor any discounts by the Lessor shall be of any effect unless made in writing and signed and stamped by the Lessor.
                    No Modifications of or deletions in the text of the contract or in the text of any document attached hereto or signed hereunder shall be of any effect unless both parties shall have signed the same by a full signature, and the Lessor shall have signed with a signature and a stamp.

Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ]

                (d) The Lessee undertakes to pay the Lessor differences of indexation and the Lessor's customary interest on the date of payment, for any payment in arrears of an amount owed by the Lessee to the Lessor under this contract, from the date such payment is due under the contract until the date of actual payment thereof, and without derogating from the Lessor's rights under this contract and any and all laws. In any case of arrears as aforesaid, payments on account of the debt shall be credited in the following order: collection costs, interest, indexation, principal.

                (e) The Lessee undertakes to indemnify the Lessor for any amount which the Lessor shall be required to pay to any person as compensation for damage for which the Lessee is liable pursuant to the provisions of this contract and/or any law.

                (f) Amounts owed by the parties to each other may be offset the one against the other. In the event that either party shall have paid any amount for which the other is liable under this contract, the other party shall repay such amount thereto, within 14 days from the date of the paying party's demand therefor.

                (g) All expenses entailed by the preparation of this contract and the registration of the lease hereunder at the Land Registration Bureau, including stamp duty and value added tax on this contract, shall be borne by the Lessee alone.

                (h) The section headings are intended for the sake of
                    convenience only, and shall not be used for the interpretation of the contract.

                (i) The addresses of the parties are as set out at the top of the contract. Notices sent pursuant to this contract by registered post to any of the foregoing addresses shall be deemed to have been duly received five days after the date of dispatch.


Initials: R.G., O.B.

                [ Letterhead of the Israel Land Administration ]

             In witness whereof, the parties have hereto set their hands:

The Lessor:                               The Lessee:

1.  Name ..............................   1.  Name .............................
    Title .............................       I.D...............................
    Signature .........................       Signature (-) [ Stamp of On Track
                                              Innovations Ltd. ]
2.  Name    MAISBUZ SARAH                     Company Number 51-145625-3
    Title   DEPUTY DISTRICT TRANSACTION
            COMMISSIONER                  2.  Name .............................
            NORTHERN DISTRICT                 I.D. .............................
    Signature  (-)      [STAMP]               Signature ........................

Certifier:

I, the undersigned, do hereby certify that I have identified the said Lessee by identification papers presented to me, and that the Lessee has signed this contract in my presence.

Name Moshe Cohen             Title CPA      Verifier's signature (-)
                                            Haikin, Cohen, Rubin, CPAs

                      [ Text accompanying physical plan ]

Place:         Makhanaim
Lot:           17/2
Block:         13953
Parcel:        63H - 66H - 68H - 73H
Area:          2,377 dunam

?? of plan:    440/3
Scale:         1:2500

-----------------------------
 ISRAEL LAND ADMINISTRATION
      Northern District
    Mapping Measurements
-----------------------------

August 4, 1992
Tova

[ Illegible stamp and signature ]


Text in center of map:
ALLOTMENT OF LAND FOR CASTING PLANT
AREA 50220 DUNAM

Words on bottom left hand side of map:
TRESPASSING (NOT INCLUDED) ORCHARD